INVESCO ACTIVELY MANAGED EXCHANGE-TRADED FUND TRUST
SUPPLEMENT DATED APRIL 19, 2024, TO THE PROSPECTUSES AND
STATEMENT OF ADDITIONAL INFORMATION DATED FEBRUARY 28, 2024,
AS PREVIOUSLY SUPPLEMENTED, OF:
Invesco AAA CLO Floating Rate Note ETF (ICLO)
(the “Fund”)
Important Notice Regarding a Change to the Unitary Management Fee of the Fund
At a meeting held on April 18, 2024, the Board of Trustees of the Invesco Actively Managed Exchange-Traded Fund Trust (the “Trust”) approved the reduction of the Fund’s annual unitary management fee to 0.19% of the Fund’s average daily net assets, effective May 1, 2024 (the “Effective Date”). Accordingly, as of the Effective Date, the Prospectuses and Statement of Additional Information are revised as follows:
•
The following replaces the corresponding disclosure in the “Fund Fees and Expenses” section of the Fund’s Summary Prospectus and the “Summary Information – Fund Fees and Expenses” section of the Fund’s Statutory Prospectus:
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(1)	0.19%
Other Expenses	0.01%
Total Annual Fund Operating Expenses(1)	0.20%
(1)
Effective May 1, 2024, the Fund’s unitary management fee was reduced. “Management Fees” and “Total Annual Fund Operating Expenses” have been restated to reflect current fees.
Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. This example does not include brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:
1 Year	3 Years	5 Years	10 Years
$20	$64	$113	$255
•
In the “Management of the Fund–Advisory Fees” section of the Fund’s Statutory Prospectus, the first paragraph is replaced with the following:
Pursuant to an investment advisory agreement between the Adviser and the Trust (the “Investment Advisory Agreement”), the Fund pays the Adviser an annual management fee equal to 0.19% of the Fund’s average daily net assets (the “Advisory Fee”). Prior to May 1, 2024, the Fund’s Advisory Fee was 0.26% of the Fund's average daily net assets, though the Adviser waived 100% of the Advisory Fee between June 28, 2023 and April 30, 2024.
•
The information relating to the Fund set forth in the table under the section titled “Management—Investment Advisory Agreement” of the Fund’s Statement of Additional Information is replaced with the following:

Fund	Advisory Fee
Invesco AAA CLO Floating Rate Note ETF(1)	0.19%
(1) Prior to May 1, 2024, the Fund's Advisory Fee was 0.26% of its average daily net assets.
Please Retain This Supplement for Future Reference.
P-ICLO-SUMSTATSAI-SUP 041924